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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: DECEMBER 20, 1999


                         CHECKFREE HOLDINGS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    Delaware                         0-26802                    58-2360335
----------------              ---------------------       ----------------------
(STATE OR OTHER               (COMMISSION FILE NO.)       (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)


                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (770) 441-3387
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER EVENTS.

        On December 21, 1999, CheckFree Holdings Corporation, a Delaware corporation (the "Company"), issued a press release announcing that the Company will acquire BlueGill Technologies, Inc., the leading provider of Internet billing and statement creation software applications, for shares of the Company's Common Stock.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (C)    EXHIBITS.

        Exhibit No.                         Description

            99 Press release, dated December 21, 1999, entitled "CheckFree to Acquire BlueGill Technologies."

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CHECKFREE HOLDINGS CORPORATION

Date:  December 23, 1999             By: /s/ Allen L. Shulman
                                         --------------------------------------
                                             Allen L. Shulman, Executive Vice
                                             President, Chief Financial Officer
                                             and General Counsel

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                                  EXHIBIT INDEX
                                  -------------


        Exhibit No.                         Description

            99 Press release, dated December 21, 1999, entitled "CheckFree to Acquire BlueGill Technologies."

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